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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 23, 2002

                              RAIT Investment Trust
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             (Exact name of registrant as specified in its charter)


      Maryland                       1-14760                    23-2919819
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(State of incorporation           (Commission               (I.R.S. Employer
 or organization)                 File Number)              Identification No.)


             1818 Walnut Street, 28th Floor, Philadelphia, PA 19103
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including are code  (215) 861-7900
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Item 5 Other Events
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         On January 23, 2002, we issued a press release reporting our operating results for the quarter and the year ended December 31, 2001.


Item 7 Financial Statements and Exhibits
       ---------------------------------

         (c) Exhibits

             Exhibit Number            Description of Document
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                  99                   Earnings Press Release






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   RAIT INVESTMENT TRUST

                                                   By: /s/  Ellen J. DiStefano
                                                       -------------------------
                                                       Ellen J. DiStefano
                                                       Chief Financial Officer